UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

Magnum Hunter Resources, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-12508 (Commission File Number)	87-0462881 (I.R.S. Employer Identification No.)

600 East Las Colinas Blvd. Suite 1100 Irving, Texas (Address of principal executive offices)	75039 (Zip Code)

Registrant’s Telephone Number, including area code: (972) 401-0752

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

      On June 6, 2005, Magnum Hunter Resources, Inc. (NYSE MHR) AND Cimarex Energy Co. (NYSE XEC) jointly issued a news release announcing stockholder approval of the merger of Magnum Hunter Resources, Inc. with and into Cimarex. A copy of the news release is furnished as Exhibit 99.1 to this report.

      The information in this report, including Exhibit 99.1, is furnished pursuant ton Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall any information contained herein be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated June 6, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnum Hunter Resources, Inc.
By:	/s/ M. Bradley Davis
M. Bradley Davis,
Senior Vice President & Chief Financial Officer

Date: June 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated June 6, 2005.